Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Investment in Carvana Group	$ 12,757	$ 0
Net operating loss carryforwards	3,855	0
Total gross deferred tax assets	16,612	0
Valuation allowance	(16,612)	0
Total deferred tax assets, net of valuation allowance	$ 0	$ 0